Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of NationsRx, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31st, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Art Birzneck, Director, CEO, and President certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: 20th of May 2003.                        /s/ Art Birzneck
                                               ---------------------------------
                                               Art Birzneck
                                               Director/CEO